PayPal Funds
                                 March 1, 2005
                (supplement to prospectus dated April 30, 2004)

Important Notice to Shareholders:

THE CHANGE NOTED BELOW HAS BEEN MADE TO THE FUND'S EXPENSES, EFFECTIVE MARCH 1, 2005.

THE FOLLOWING  TABLES REPLACE THE TABLES STARTING ON PAGE 4:

FUND FEES AND EXPENSES

This table describes what you could expect to pay if you buy and hold shares of the Fund. The expenses are deducted from the Fund's assets, which means you pay them indirectly. "Shareholder Fees" are one-time expenses charged to you directly by the Fund. "Operating Expenses" are paid out of Fund assets, so their effect is included in total return.

SHAREHOLDER  FEES (FEES PAID DIRECTLY FROM
YOUR INVESTMENT)

Maximum Sales Charge (Load) Imposed on Purchases                        None

Maximum Deferred Sales Charge (Load)                                    None

Maximum  Sales  Charge  (Load)   Imposed  in  Reinvested
Dividends  and  other Distributions                                     None

Redemption  Fee (within 90 days of  purchase)                           None

Maximum Account Fee                                                     None

ANNUAL FUND  OPERATING  EXPENSES 1  (EXPENSES  THAT ARE DEDUCTED
FROM FUND ASSETS)

Management Fees 2                                                       1.10%
Distribution (12b-1) Fees                                               None
Other Expenses                                                          0.03%
                                                                        ----
Total Annual Fund Operating Expenses                                    1.13%

NET OPERATING EXPENSES                                                  1.13%*
                                                                        ====

* PAYPAL ASSET MANAGEMENT, INC. (THE "ADVISER") HAS VOLUNTARILY AGREED TO LIMIT THE FUND'S NET OPERATING EXPENSES TO AN ANNUAL RATE OF 0.10%,
     EXCLUDING:

     -    THE  FEES  AND  EXPENSES  OF  THE  INDEPENDENT   TRUSTEES  (AND  THEIR
          INDEPENDENT  LEGAL COUNSEL,  IF ANY);

     - THE COMPENSATION OF THE CHIEF COMPLIANCE OFFICER (AND CERTAIN FEES AND EXPENSES OF LEGAL COUNSEL RELATING TO THE FUND'S COMPLIANCE PROGRAM, IF ANY); AND

     - THE FUND'S PORTION OF THE TRUSTEES AND OFFICERS/ERRORS AND OMISSIONS LIABILITY INSURANCE PREMIUM.

PURSUANT TO THE VOLUNTARY AGREEMENT, THE FUND'S ANTICIPATED MAXIMUM NET OPERATING EXPENSES, WITH THESE EXCLUDED ITEMS, ARE EQUAL TO AN ANNUAL RATE OF 0.13%. IF THE

INVESTMENT ADVISER FOR THE MASTER PORTFOLIO  VOLUNTARILY WAIVES OR
REIMBURSES CERTAIN OF ITS FEES, THE ADVISER MAY, BUT IS NOT REQUIRED TO, FURTHER REDUCE THE FUND'S NET OPERATING EXPENSES BY A CORRESPONDING AMOUNT OR LESS. WITH THE PRIOR APPROVAL OF THE BOARD OF TRUSTEES, THE ADVISER MAY TERMINATE OR MODIFY THIS VOLUNTARY WAIVER AT ANY TIME.


1 The cost reflects the expenses at both theFund and the Master Portfolio levels.

2 Management fees have been restated to reflect current fees. Management fees include a fee equal to 0.10% of the average daily net assets payable at the Master Portfolio level to the investment adviser for the Master Portfolio. The investment adviser for the Master Portfolio may voluntarily waive or reimburse certain of its fees, as it determines, from time to time. Management fees also include a "unified" fee equal to 1.00% of the average daily net assets payable by the Fund to the Adviser. The Adviser provides, or arranges for the provision of administration, transfer agency, pricing, custodial, auditing, and legal services to the Fund, and is responsible for payment of all of the operating expenses of the Fund except the Master Portfolio expenses, brokerage fees, taxes, interest, fees and expenses of the independent trustees (and their legal counsel, if any), the compensation of the Chief Compliance Officer (and certain fees and expenses of legal counsel relating to the Fund's Compliance Program, if any), the Fund's portion of the trustees and officers/errors and omissions liability insurance premium and extraordinary expenses.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example uses the same assumptions that are required in all mutual fund prospectuses:

     -    you invest $10,000 in the Fund for the time periods indicated;

     -    your investment has a 5% return each year;

     -    you redeem your shares at the end of the relevant period; and

     -    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs, at both the Fund and Master Portfolio levels, would be:

EXAMPLE         1 YEAR          3 YEARS         5 YEARS         10 YEARS

PAYPAL MONEY
MARKET FUND     $115            $359            $622            $1,375